THE GABELLI VALUE FUND INC.

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2002

TO OUR SHAREHOLDERS,

      Ongoing uncertainty over the strength of the economic and corporate profit recovery, turmoil in the Middle East, renewed fear of terrorism at home, accounting scandals, and revelations about conflicts of interest on Wall Street combined to undermine equities in the second quarter. At the close of the quarter, the Standard and Poor's ("S&P") 500 and Nasdaq Composite Indices were re-testing their post-9/11 intra-day lows of 944.75 and 1,387.06, respectively.

      In general, the Gabelli Value Fund's (the "Fund's") industrial holdings held up relatively well in this uncompromising market. However, the dismal performance of our media and telecommunications investments, which comprise about 44% of our Fund, penalized returns. Overall, we had an awful June which dragged down our second quarter results. Note that we recovered "smartly" in quarters following similar declines.

COMPARATIVE RESULTS

                 AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2002(A)
                 -----------------------------------------------

                                                     YEAR TO   SINCE
                                         QUARTER      DATE   INCEPTION(B)   10 YEAR   5 YEAR   3 YEAR     1 YEAR
                                        --------    -------- ------------   -------  -------  -------    --------

Gabelli Value Fund Class A ..........   (14.97)%    (12.17)%   13.05%       15.28%   10.91%    (2.59)%   (15.30)%
Dow Jones Industrial Average ........   (10.74)%     (6.91)%   12.87%       13.20%    5.59%    (3.94)%   (10.34)%
S&P 500 Index .......................   (13.39)%    (13.15)%   10.99%       11.42%    3.67%    (9.17)%   (17.98)%
Nasdaq Composite Index ..............   (20.71)%    (24.98)%    9.26%       10.01%    0.29%   (18.33)%   (32.30)%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Dow Jones Industrial Average is an unmanaged index of 30 large industrial stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested (except for the Nasdaq Composite Index). Performance for periods less than one year are not annualized. (b) From commencement of investment operations on September 29, 1989.

INVESTMENT RESULTS (CLASS A SHARES) (a)


                                                                    Quarter

                                                --------------------------------------------
                                                    1st         2nd         3rd          4th          Year
                                                    ---         ---         ----         ---          ----
   2002:  Net Asset Value ...................     $16.97      $14.43        --           --            --
          Total Return ......................       3.3%      (15.0)%       --           --            --
-----------------------------------------------------------------------------------------------------------------
   2001:  Net Asset Value ...................     $16.24      $17.63      $15.06       $16.43        $16.43
          Total Return ......................      (0.7)%       8.6%      (14.6)%       12.9%          5.4%
-----------------------------------------------------------------------------------------------------------------
   2000:  Net Asset Value ...................     $18.70      $18.89      $18.44       $16.13        $16.13
          Total Return ......................      (3.9)%       1.0%       (2.4)%       (2.8)%        (7.9)%
-----------------------------------------------------------------------------------------------------------------
   1999:  Net Asset Value ...................     $17.29      $19.58      $18.93       $19.45        $19.45
          Total Return ......................       7.5%       13.2%       (3.3)%       12.1%         31.9%
-----------------------------------------------------------------------------------------------------------------
   1998:  Net Asset Value ...................     $16.43      $16.94      $14.71       $16.08        $16.08
          Total Return ......................      14.9%        3.1%      (13.2)%       19.8%         23.2%
-----------------------------------------------------------------------------------------------------------------
   1997:  Net Asset Value ...................     $11.63      $14.11      $15.73       $14.30        $14.30
          Total Return ......................       1.0%       21.3%       11.5%         8.6%         48.2%
-----------------------------------------------------------------------------------------------------------------
   1996:  Net Asset Value ...................     $12.88      $13.08      $12.63       $11.52        $11.52
          Total Return ......................      10.9%        1.6%       (3.4)%        0.0%          8.7%
-----------------------------------------------------------------------------------------------------------------
   1995:  Net Asset Value ...................     $11.41      $11.75      $12.81       $11.61        $11.61
          Total Return ......................       8.8%        3.0%        9.0%         0.3%         22.5%
-----------------------------------------------------------------------------------------------------------------
   1994:  Net Asset Value ...................     $11.37      $11.55      $12.43       $10.49        $10.49
          Total Return ......................      (6.0)%       1.6%        7.6%        (2.7)%         0.0%
-----------------------------------------------------------------------------------------------------------------
   1993:  Net Asset Value ...................     $11.15      $11.93      $13.92       $12.09        $12.09
          Total Return ......................      10.1%        7.0%       16.7%         1.5%         39.4%
-----------------------------------------------------------------------------------------------------------------
   1992:  Net Asset Value ...................     $10.40       $9.84      $10.04       $10.13        $10.13
          Total Return ......................       9.7%       (5.4)%       2.0%         6.4%         12.7%
-----------------------------------------------------------------------------------------------------------------
   1991:  Net Asset Value ...................      $9.51       $9.50       $9.57        $9.48         $9.48
          Total Return ......................      11.8%       (0.1)%       0.7%         2.5%         15.3%
-----------------------------------------------------------------------------------------------------------------
   1990:  Net Asset Value ...................      $9.23       $9.36       $8.19        $8.51         $8.51
          Total Return ......................      (2.4)%       1.4%      (12.5)%        9.0%         (5.6)%
-----------------------------------------------------------------------------------------------------------------
   1989:  Net Asset Value ...................        --         --          --          $9.58         $9.58
          Total Return ......................        --         --          --           2.1%(b)       2.1%(b)
-----------------------------------------------------------------------------------------------------------------

                  Dividend History
---------------------------------------------------------
Payment (ex) Date      Rate Per Share  Reinvestment Price
-----------------      --------------  ------------------
December 31, 2001          $0.060         $16.43
December 27, 2001          $0.515         $16.51
December 27, 2000          $1.753         $15.77
December 27, 1999          $1.720         $18.98
December 28, 1998          $1.490         $15.54
December 29, 1997          $2.720         $14.01
December 27, 1996          $1.110         $11.57
December 27, 1995          $1.230         $11.56
December 30, 1994          $1.600         $10.49
December 31, 1993          $2.036         $12.09
December 31, 1992          $0.553         $10.13
December 31, 1991          $0.334         $ 9.48
December 31, 1990          $0.420         $ 8.51
March 19, 1990             $0.120         $ 9.21
December 29, 1989          $0.068         $ 9.58

                    AVERAGE ANNUAL RETURNS JUNE 30, 2002 (A)
                    ----------------------------------------
                       Class A       Class B       Class C
                       Shares        Shares        Shares
                       ------        ------        ------
 1 Year ............  (15.30)%     (15.95)%      (15.92)%
                      (19.97)%(c)  (20.45)%(d)   (16.82)%(d)
 5 Year ............   10.91%       10.52%        10.58%
                        9.67%(c)    10.42%(d)     10.58%(d)
 10 Year ...........   15.28%       15.07%        15.11%
                       14.63%(c)    15.07%(d)     15.11%(d)
 Life of Fund (b) ..   13.05%       12.89%        12.91%
                       12.55%(c)    12.89%(d)     12.91%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class A Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class B Shares and Class C Shares on March 15, 2000. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. (b) From commencement of investment operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.

[GRAPHIC OMITTED]
[Graphic of Triangle Omitted]

COMMENTARY

THE ECONOMY: THE RECOVERY IS FOR REAL

      Although consumer confidence readings and retail sales softened in May, most other economic data has been encouraging. Industrial production and productivity continued to trend higher, new housing starts approached record levels, and there was a modest up-tick in business investment. Importantly, inflation remained dormant, most likely postponing any Federal Reserve Board ("Fed") rate hikes. We believe full year 2002 Gross Domestic Product ("GDP") growth will be above the 3% to 3.5% range we expected at the beginning of the year and that capital spending plus a recovery in Europe and Japan in 2003 will help sustain economic growth in the year ahead.

      Presently, investors appear to be questioning whether corporate earnings will meet expectations in the coming quarters. We believe profits will be up sharply this year as a result of the economic expansion, increased productivity, cost cutting, financial re-engineering, and big decline in the "everything including the kitchen sink" write-offs taken in 2001. Financial Accounting Standards Board ("FASB") Rule 142, which does not require companies to amortize goodwill, will also help earnings for many companies. In addition, a gradual weakening of the dollar will boost profits for the large U.S.-based multinationals in the S&P 500 Index. Although stocks are still not cheap by historical standards, rising earnings will make equity valuations considerably more reasonable.

THE MARKET: A CRISIS IN CONFIDENCE

      Unfortunately, over the short term, a recovering economy, a rebound in corporate profits, and more reasonable equity valuations may not do much to improve investor psychology, which has been battered by geopolitical tensions and a crisis in confidence in the integrity of corporate America and Wall Street.

      It has become apparent that our quick victory over the Taliban in Afghanistan has not eliminated the threat of terrorism at home or abroad. The seemingly never-ending cycle of violence in the Middle East has further unnerved investors. For a few tense weeks, investors also worried about a nuclear confrontation between Pakistan and India over Kashmir. Clearly, it's a dangerous world out there.

      Investors have come to believe the stock market is a dangerous place as well. Not only have they lost a pile of money over the last two years, but "Enronitis," "Tycosis," "Marthritis" (the insider trading investigation of Martha Stewart), and most recently "WorldCon" have many investors wondering what malady will strike their portfolios next. Following the revelations (to some) that Wall Street research is not what it's cracked up to be, investors are reluctant to go to their broker for a portfolio check-up, fearing the cure may be worse than the disease.

REALITY CHECK

      At this stage, some perspective on the recent scandals in corporate America and Wall Street is in order. I've spent nearly 40 years grilling corporate managers about their businesses. Most have been honest, albeit with a tendency to "accentuate the positives and de-centuate the negatives." Some have been disingenuous, doing their best to sweep the bad news under the rug. While I've seen many incompetent managements run good companies into the ground, I've only encountered a few who have been outright crooks.

      Unfortunately, corporate skullduggery was on the rise, in part due to "momentum" investing, which focuses on short-term earnings dynamics, as well as the widespread use of stock options -- the cocaine of the corporate elite -- that reward managements on the basis of their companies' stock prices rather than improving business fundamentals. It is little wonder that some managements are willing to cook the books to enhance and/or protect the value of these enormous options packages.

      We are a little more cynical regarding Wall Street's improprieties. We have always been wary of Wall Street research, primarily because we feel most sell-side analysts do not do as thorough a job as we do. Also, although the conflict of interest between investment banking and equity research may be front-page news to the investor public, it is old hat to investment professionals. Writing a negative research report on the stock of one of your firms' investment banking clients has always been a sure-fire way for sell-side analysts to end up on the unemployment line.

      Although corporate accounting has never been transparent -- we have been fighting our way through pages of footnotes attached to corporate financial statements for years -- we would welcome reform in this area as well. We expect a certain amount of accounting gimmickry will always be the norm, as the bean counters figure out how to skirt whatever new rules are put in place. However, separation of auditors from management consultants would be the first step in resolving potential conflicts of interest.

      Hopefully, we will make some progress on all these fronts. In the coming quarters, we may continue to see negative headlines further denting investor confidence. However, we believe that as the economic recovery unfolds and corporate earnings meet or beat consensus expectations, investors will refocus on an expanding number of excellent opportunities in the stock market.

BACK TO BASICS

      In an economic dynamic and stock market turmoil like this we want to go back to basics. The stock market is a function of several inter-related elements:

      o Earnings/Economy

      o Inflation/Interest Rates

      o Mr. Market/Psychology

DOUBLE-DIGIT RETURNS -- ARE THEY ACHIEVABLE?

      Many corporate sponsors (public companies tied to liabilities with plan assets) have made certain assumptions about inflation. In the 1990s, stocks returned 18.2% and in the 1980s, 17.5%. Those lofty returns were not sustainable and the past couple years have proved that premise. Expectations for returns in the future should be more in line with the historical numbers. 9% to 9.5% is the number that most have migrated to over the past several years. Is this sustainable? What portfolio mix is necessary to achieve these results if rates on fixed income instruments are under 6%? To help guide us on a going-forward basis, below is a road map of returns over the last seventy-five years prepared by Ibbotson Associates, a data services firm that provides historical research information.

      Chart I compares the returns by decade of three separate asset classes and the rate of inflation. The "Stocks" category consists of the S&P 500 Composite Index with dividends reinvested. The "Bonds" consist of Long Term Government Bonds with a maturity of 20 years. The "Bills" represent the total return of 30-day Treasury bills. "Inflation" reflects the Consumer Price Index of all Urban consumers and is not seasonally adjusted.

--------------------------------------------------------------------------------
                         CHART I: A CENTURY OF INVESTING
                        COMPOUNDED ANNUAL RATES OF RETURN

                          Stocks           Bonds             Bills     Inflation
--------------------------------------------------------------------------------
         02 (YTD)         -13.2%            3.6%             0.9%          1.8%
         01               -11.9             3.6              4.1           2.0
         00                -9.1            21.5              5.9           3.4

         90's              18.2             8.8              4.9           2.9
         80's              17.5            12.6              8.9           5.1
         70's               5.9             5.5              6.3           7.4
         60's               7.8             1.4              3.9           2.5
         50's              19.4            -0.1              1.9           2.2
         40's               9.2             3.2              0.4           5.4
         30's               0.0             4.9              0.6          -2.0
--------------------------------------------------------------------------------
         1926-2002         10.6%            5.9%             3.8%          3.0%

         SOURCE: IBBOTSON ASSOCIATES AS OF 6/30/2002
--------------------------------------------------------------------------------

     Chart II details returns on the S&P 500 Index. Note the number of declines.

                             S&P 500 TOTAL RETURNS

            YEAR           TOTAL RETURNS      YEAR         TOTAL RETURNS
            1926               11.6%          1964             16.5%
            1927               37.5           1965             12.5
            1928               43.6           1966            -10.1
            1929               -8.4           1967             24.0
            1930              -24.9           1968             11.1
            1931              -43.3           1969             -8.5
            1932               -8.2           1970              4.0
            1933               54.0           1971             14.3
            1934               -1.4           1972             19.0
            1935               47.7           1973            -14.7
            1936               33.9           1974            -26.5
            1937              -35.0           1975             37.2
            1938               31.1           1976             23.8
            1939               -0.4           1977             -7.2
            1940               -9.8           1978              6.6
            1941              -11.6           1979             18.4
            1942               20.3           1980             32.4
            1943               25.9           1981             -4.9
            1944               19.8           1982             21.4
            1945               36.4           1983             22.5
            1946               -8.1           1984              6.3
            1947                5.7           1985             32.2
            1948                5.5           1986             18.5
            1949               18.8           1987              5.2
            1950               31.7           1988             16.8
            1951               24.0           1989             31.5
            1952               18.4           1990             -3.2
            1953               -1.0           1991             30.6
            1954               52.6           1992              7.7
            1955               31.6           1993             10.0
            1956                6.6           1994              1.3
            1957              -10.8           1995             37.4
            1958               43.3           1996             23.1
            1959               12.0           1997             33.4
            1960                0.1           1998             28.6
            1961               26.9           1999             21.0
            1962               -8.7           2000             -9.1
            1963               22.8           2001            -11.9

            SOURCE: ISI GROUP

[GRAPHIC OMITTED]
[Graphic of arrows omitted]

ONLY TWICE HAS
THE S&P 500
HAD TOTAL  RETURN
DOWN THREE OR
MORE YEARS. IT
LOOKS LIKE WE'RE
POISED FOR THE
THIRD.


      The good news -- note the results in the following year. As we have said in our previous shareholder reports, we believe that the economy in the decade of the aughts will grow at 3% to 3.5% and that inflation will be about 3% (don't get concerned with our country's ability to deal with guns and Guccis). As a result, the overall markets should return 6% to 8% to investors. We believe that the Value Fund will be able to continue to generate double-digit returns.

CORPORATE GOVERNANCE

      It has become fashionable for institutional investors to talk about corporate governance. Some are focusing on compensation, some are focusing on stock options. We want to share with you the following table labeled "The Magna Carta of Shareholder Rights," which we published in 1988. In it, we indicated what we believe as ombudsman for our shareholders -- we are not for management or against management, we are for shareholders. This is our long-standing tenet.
--------------------------------------------------------------------------------
655 Third Ave.                                           Gabelli & Company, Inc.
New York, N.Y. 10017                                                May 16, 1988

                                   MAGNA CARTA
                                       OF
                               SHAREHOLDER RIGHTS

There has been a great deal of dialogue among fund sponsors, especially among corporate sponsors, about the voting of proxies. The U.S. Department of Labor has focused on this as well. We thought it timely to share with you our thought process on the voting of proxies.

THE MAGNA CARTA (A) OF SHAREHOLDER RIGHTS
-----------------------------------------
As we have stated in the past, we are neither for nor against management. We are for shareholders.

As security analysts we are best informed (sic!) to make the decisions on matters that will affect the economic value of investments. We believe a Magna Carta of Shareholder Rights should exist. What do you as a professional in the investment business think?

We feel there are issues that affect corporate governance. The following list outlines our position on these issues:

            WE ARE IN FAVOR OF:                WE WILL VOTE AGAINST:
            -------------------                ---------------------
            o Cumulative Voting                o Greenmail
            o Golden Parachutes                o Poison Pills
            o One Share: One Vote              o Supermajority Voting
            o Cash Incentives                  o Blank Check Preferreds
            o Pre-emptive Rights               o Super-Dilutive Stock Options

This is our policy. We will make exceptions when we encounter management that demonstrates superior sensitivity to the needs of shareholders. What are you doing?

---------------
(a) The MAGNA CARTA (L.  great  charter) was signed in June 1215 at Runnymede on
the  Thames.   It  was  the  decisive  step  forward  in  the  establishment  of constitutional government in England.

Mario J. Gabelli, C.F.A.                       [COPYRIGHT] GAMCO Investors, Inc.

      Where art thou now, White Knight? Today our focus is to suggest that we need to eliminate the poison pill. Why? We believe in an old maxim, that "power corrupts and absolute power corrupts absolutely."

      The introduction of the poison pill weakened a discipline to management's errant activities -- a takeover by someone who could marshal and energize the assets better. The second part was that with all of us desiring to align management's interests with shareholders, we want to reframe that with this premise: Management's responsibility is to grow the intrinsic value of the enterprise as well as to make sure that the public price tracks that intrinsic value. Another basic premise of the free market system is that capital has to move to its highest returns. Lazy assets and lazy managements have to be energized. A takeover that attempts to narrow the spread acts as a powerful cleansing tool and a powerful catalyst to stimulate management.

      Poison pills are major deterrents that have to be eliminated. Our adviser and its affiliate, Gabelli Asset Management Company, are initiating actions to have companies remove their poison pills.

      We will again refocus our energies, as we have identified in our Magna Carta, on stock options. If companies want to issue them in lieu of cash, then account for them as an expense! We will also echo comments of other observers that the accounting for these options has to be reexamined, namely they should flow through the P&L (profit and loss statement) as opposed to just the balance sheet. Obviously, the issues with stock options will be resolved.

INVESTMENT SCORECARD

      Gold stocks (TVX Gold and Echo Bay Mines), defense contractors (Curtiss-Wright and Lockheed Martin), retailers (Lillian Vernon and Burlington Coat Factory) and industrial companies (Nashua and ITT Industries) finished this quarter at the top of our performance list.

      Media and telecommunications stocks dominated our laggard's list with portfolio holdings such as Cablevision Systems, AOL Time Warner, Vivendi Universal, AT&T, Sprint and Broadwing giving substantial ground.

THE BEAUTY AND THE BEAST

      Many of the shares in our portfolio, which we view as princely, turned out to be beasts because they weren't capable of making love (i.e. nobody would make love to them).

      In other words, the consolidation we thought would occur in broadcasting, cable, wireless and telecom did not unfold. The culprit: constraints were not lifted as readily as we anticipated at the Federal Communications Commission ("FCC").

      On top of that, the Beast got particularly ugly as Adelphia and WorldCom, not to mention the Winstars, Teligents, Global Crossings and Qwests, over-impacted on the market. Indeed, instead of positive developments out of the FCC we had negative ones -- for example Senator Feingold from Wisconsin recently introduced legislation to curtail the ability of radio companies to expand their ownership.

--------------------------------------------------------------------------------
FEDERAL COMMUNICATIONS COMMISSION                         DEEP SIXING THE BIG 6?

On September 17th, 2001, we published a report entitled REGULATORY CHANGE = CATALYST. In it, we laid out our bullish case for a sweeping near-term media and telecommunications regulatory overhaul, led by FCC Chairman Michael Powell (See
Exhibit 1 below and our September report).

EXHIBIT 1: SEPTEMBER 2001 BULL CASE

----------------------------------------------------------------------------------------------------------------
REGULATION                       CURRENT STATUS                               "BULL CASE"
----------------------------------------------------------------------------------------------------------------

- Cable Ownership Cap            30% of pay TV subscribers                    Above 50% or no cap

- Affiliated Programming Cap     Affiliated content < 40% of first 75         No cap
  channels

- Cable/Broadcast Cross-         No cable and broadcast TV in same            Removal of ban
  ownership                      Designated Market Area (DMA)

- Cable Dual Must Carry          Must carry analog broadcast signal           Not forced to carry both broadcast
                                                                              digital and analog

- Cable Open Access              Notice of Inquiry                            No forced open access

- Satellite Must Carry           Must carry all local analog broadcasts       DBS Co. chooses which broadcast
                                 if carry one                                 stations to carry

- Broadcast/Newspaper Cross-     No newspaper and broadcast station in        Removal of ban
  ownership                      same DMA

- National TV Ownership Cap      35% of television audience                   Above 50% or no cap

- TV Duopolies                   Can own two stations in one market if        Eliminate rating and voice tests
                                 only one is in top four and eight
                                 independent voices exist

- Wireless Spectrum Cap          45 MHz in urban and 55 MHz in rural          No cap
                                 markets

- Wireline - Section 271         Regional Bell Operating  Companies (RBOCs)   RBOCs  can offer  in-region LD
                                 cannot offer in-region Long Distance (LD)

While the deregulation roadmap we laid out for the media and telecom industries in our report (see the "Bull Case" above) is still valid, progress is taking longer than we had originally expected. Whether this delay is political or due to a cautious FCC is a subject of debate. Considerable friction has developed between Michael Powell and vocal Democratic Senator Fritz Hollings. The facts are that on June 17th, 2002, the FCC announced that it was combining the rule making proceedings of six key media rules that were moving along separate tracks into one. According to the FCC, the new universal rule should be ready by Spring 2003.

THE "BIG 6"

The six rules to be reviewed together are as follows (The first four we addressed in September - see Exhibit 1.):
  o 35% National TV Ownership Cap
  o TV  Duopoly Rule
  o Newspaper/Broadcast Cross-Ownership Rule
  o Cable/Broadcast Cross Ownership
  o Radio Concentration Rule (limited to eight stations within the largest markets)
  o Dual network Rule (No company can own two of the top four national broadcast networks.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY POINTS

- THE OPTIMIST: STRONGER THEORETICAL UNDERPINNINGS. There will now be one coherent, well thought out rule that should stand the test of intense judicial scrutiny. A series of rulings by the United States Court of Appeals for the District of Columbia Circuit have brought into focus the underpinnings of the FCC rules. We specifically refer to the Court's comments on the 35% TV Ownership Cap, Cable/Broadcast Cross-Ownership, and the Local TV Ownership Rules (Duopoly). In general, the court felt the rules were arbitrary. We believe the new merger rule will require a rational market analysis of the broad competitive landscape in each specific media market, similar to what takes place today in an FTC anti-trust review. There will be one fabric, as opposed to six rules.

- THE PESSIMIST: DEEP SIX? Again, it remains open for debate what is being driven by politics and what is being driven by the theoretical underpinnings. The cynical side in us tells us that Powell is pushing off the tough decisions until after the 2002 election. If the Republicans take control of the Senate, he may be able to push through the rules without having to joust with Hollings.

- OVERALL MOMENTUM REMAINS POSITIVE. Regardless of what the real driver may be, we believe change is still coming and that remains evident. Given the Court's recent decisions severely criticizing the FCC's rules, we continue to expect more than ever that the industry will be deregulated. (See our Broadcast Deregulation reports dated 3/11/02 and 4/5/02.)

- CONCLUSION OF ENTIRE REVIEW POSSIBLY MOVED FORWARD. Though new regulatory rules were expected to be promulgated in 2002, most industry watchers did not expect all six of the above issues to be addressed this year. Thus, instead of several relatively smaller catalysts hitting the market over the next several years, we believe the unified rule will provide one powerful catalyst in 2003.

- UNCERTAINTY. There still exists a level of uncertainty in the media mergers and acquisitions marketplace.

CONCLUSION

Since a notice of proposed rule making (NPRM) was initiated by the FCC in September 2001 for the Newspaper/Broadcast Cross-Ownership rule and the comment periods have ended, we believe that this rule was the furthest along in the FCC review process and therefore slowed down the most by this event. However, we think that this new process will speed up the time frame for a wider-ranging review of media rules. We note that the rule making process on the 30% cable ownership cap is unaffected here.

More importantly, we believe that this decision by the FCC may have little to no effect on companies' long-term acquisition strategies. The powerful need for consolidation to achieve economies of scale for the global marketplace remains the driver behind the propensity to merge. Several companies have indicated that when faced with an attractive acquisition opportunity they may very well go ahead with it and challenge the rules instead of waiting for the FCC. The FCC's rule changes will provide more fuel to drive natural consolidation. Deals should surface asset value and should therefore drive higher valuations for many companies in the media space.

Evan Carpenter                                                Andrew Rittenberry
(914) 921-6595                                                (914) 921-6592

[COPYRIGHT]Gabelli & Company, Inc. 2002

ONE CORPORATE CENTER  RYE, NY 10580 GABELLI & COMPANY, INC.
                                           TEL (914) 921-3700 FAX (914) 921-5098
--------------------------------------------------------------------------------

This report has been prepared as a matter of general information. It is not intended to be a complete description of any security or company mentioned and is not an offer to buy or sell any security. Unless otherwise noted, stock prices for 2002 reflect the closing price through the business day immediately prior to the date of this report. All facts and statistics are from sources believed reliable, but are not guaranteed as to accuracy. The firm and its affiliates, employees, and clients may have recently established or disposed of, or may be establishing or disposing of, positions in securities mentioned in this report. Since portfolio managers make individual investment decisions in the accounts under their supervision, transactions in such accounts may be inconsistent with research reports. Additional information on these securities and companies is available upon request. [COPYRIGHT]Gabelli & Company, Inc. 2002

THE MEDIA STOCK MASSACRE

      Media stocks, with the exception of newspaper publishers, were clobbered in the second quarter, with some of our favorite companies near the bottom of the Fund's performance list. Several factors -- investor concern over relatively high debt levels in the media industry (especially in cable television), heavy institutional ownership, and an absence of deals despite regulatory changes that should promote further consolidation in industry -- were responsible for the media stock massacre.

      We believe these three factors will work in media stocks' favor in the year ahead. Ad spending should improve as the economic recovery and "political spending" unfolds. In fact, "up-front" advertising sales for broadcasters have already firmed considerably. The implication is that corporations believe ad prices will rise in the spot market in the coming quarters. As media company cash flows improve, investor concern over debt will diminish. Finally, we think it is simply a matter of time before we see more deals resulting from new rules that permit ownership of broadcast and cable television properties in the same markets, and allow broadcasters to increase their national "footprint." As regulatory barriers continue to come down -- we expect rules currently preventing companies from owning television stations and newspapers in the same market to be modified or eliminated this year -- deal activity should resume, helping to surface values in the beaten down media sector.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AMERICAN EXPRESS CO. (AXP - $36.32 - NYSE), one of the most widely recognized brands around the world, is focused on increasingly cross-selling financial products and services to its customers. The company consists of three segments: its Travel Related Services business, which contributes 80% of revenues, provides charge cards, credit cards, travelers cheques, and travel services to corporations and consumers; American Express Financial Advisors, which contributes 17% of revenues, provides investment advisory services and financial products such as mutual funds, insurance, and annuities; finally, American Express Bank, which accounts for 3% of revenues, offers banking services to other financial institutions, wholesale banking for corporations and private banking for high net worth individuals. The company's long-term goal is to deliver revenue growth of at least 8% and earnings per share ("EPS") growth between 12% and 15%.

AUTONATION INC. (AN - $14.50 - NYSE) is the largest automotive retailer in the United States, with over $20 billion in annual sales generated from 280 locations covering nearly 400 franchises. In addition to retailing new and used vehicles, the company sells vehicle finance and insurance products from third parties such as GMAC, and provides parts and repair services covered by factory warranties. The company aims to use its enormous size to spread overhead and interest costs over many locations to generate margins in excess of industry averages.

LIBERTY MEDIA CORP. (L - $10.00 - NYSE), run by savvy deal maker and media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media holds interests in globally branded entertainment networks such as the Discovery

Channel, USA Interactive, QVC, Encore and STARZ!. Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services.

PEPSIAMERICAS INC. (PAS - $14.94 - NYSE) was formed by the merger of Whitman Corporation and PepsiAmericas on November 30, 2000. PepsiAmericas markets, packages and distributes a portfolio of carbonated and non-carbonated beverages, primarily Pepsi-Cola, Dr. Pepper and Seven-Up brands in three regions, the central United States, Central Europe and the Caribbean. PepsiCo owns approximately 37% of the common shares outstanding.

TELEPHONE & DATA SYSTEMS INC. (TDS - $60.55 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through 81%-owned United States Cellular (USM - $25.45 - AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless, which was acquired by Deutsche Telekom (DT - $9.31 - NYSE), a former German phone monopoly, TDS owns 131.6 million shares of Deutsche Telekom, representing 2.25 shares of DT per share of TDS. As part of the VoiceStream/Deutsche Telekom deal, TDS also received $570 million in cash.

VIACOM INC. (VIA - $44.46 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                          WHEN
                       ---                          ----
      Special Chats:   Mario J. Gabelli             First Monday of each month
                       Howard Ward                  First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       AUGUST                       SEPTEMBER                       OCTOBER
                       ------                       ---------                       -------
      1st Wednesday    Susan Byrne                  Caesar Bryan                    Walter Walsh & Laura Linehan
      2nd Wednesday    Lynda Calkin                 Hart Woodson                    Caesar Bryan
      3rd Wednesday    Walter Walsh & Laura Linehan Charles Minter & Martin Weiner  Henry Van der Eb
      4th Wednesday    Barbara  Marcin              Barbara Marcin                  Lynda Calkin
      5th Wednesday                                                                 Barbara Marcin


      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      As the old saying goes, "the darkest hour is just before dawn." We are not suggesting the stock market is about to take off in the coming quarters. However, the fundamental picture -- an expanding economy, low interest rates, rising earnings, and more reasonable equity valuations -- raises the floor under equities.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABVX. Please call us during the business day for further information.

                              Sincerely,
                              /S/ Mario J. Gabelli

                              MARIO J. GABELLI, CFA
                              Portfolio Manager and
                              Chief Investment Officer

July 25, 2002

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                  JUNE 30, 2002

American Express Co.                   Media General Inc.
AutoNation Inc.                        Navistar International Corp.
Grupo Televisa SA                      PepsiAmericas Inc.
Hilton Hotels Corp.                    Telephone & Data Systems Inc.
Liberty Media Corp.                    Viacom Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                      MARKET
     SHARES                                              COST          VALUE
     ------                                              ----          -----
                COMMON STOCKS -- 91.8%
                AEROSPACE -- 0.9%
    140,000     Lockheed Martin Corp. ...........     $2,955,750     $9,730,000
                                                      ----------     ----------
                AGRICULTURE -- 1.1%
  1,000,000     Archer-Daniels-Midland Co. ......     12,048,392     12,790,000
                                                      ----------    -----------
                AUTOMOTIVE -- 0.3%
     60,000     General Motors Corp. ............      3,057,799      3,207,000
                                                      ----------    -----------
                AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.0%
    215,000     Dana Corp. ......................      4,820,665      3,983,950
    734,200     GenCorp Inc. ....................      7,674,098     10,499,060
    191,000     Genuine Parts Co. ...............      4,358,644      6,660,170
    232,500     Modine Manufacturing Co. ........      7,197,087      5,714,850
    350,000     Pennzoil-Quaker State Co. .......      7,561,264      7,535,500
                                                      ----------     ----------
                                                      31,611,758     34,393,530
                                                      ----------    -----------
                AVIATION: PARTS AND SERVICES -- 0.8%
     52,600     Barnes Group Inc. ...............        970,356      1,204,540
      6,000     Curtiss-Wright Corp., Cl. B .....        272,170        453,600
    250,000     Fairchild Corp., Cl. A+ .........      2,538,699        787,500
     74,000     Sequa Corp., Cl. A+ .............      2,676,054      4,838,860
     29,000     Sequa Corp., Cl. B+ .............      1,470,120      1,899,500
                                                      ----------     ----------
                                                       7,927,399      9,184,000
                                                      ----------    -----------
                BROADCASTING -- 3.5%
     50,000     Clear Channel
                  Communications ................      2,163,468      1,601,000
    175,000     Gray Communications
                  Systems Inc., C ...............      2,464,724      2,327,500
    155,000     Grupo Televisa SA, ADR+ .........      5,160,076      5,793,900
    706,000     Liberty Corp. ...................     30,581,203     28,134,100
    340,000     Paxson Communications
                Corp.+ ..........................      3,135,875      1,870,000
     19,000     Young Broadcasting Inc.,
                Cl. A+ ..........................        361,180        337,820
                                                      ----------    -----------
                                                      43,866,526     40,064,320
                                                      ----------    -----------
                BUSINESS SERVICES -- 1.4%
    950,000     Cendant Corp.+ ..................      9,156,622     15,086,000
     12,000     Nashua Corp.+ ...................         80,079         85,200
     12,000     National Processing Inc.+ .......        129,035        309,600
                                                      ----------    -----------
                                                       9,365,736     15,480,800
                                                      ----------    -----------
                CABLE -- 1.9%
1,100,000       Adelphia Communications
                  Corp., Cl. A+ .................      9,268,462        176,000
1,500,000       Cablevision Systems Corp.,
                  Cl. A+ ........................     27,997,507     14,190,000
  100,000       Charter Communications Inc.,
                  Cl. A+ ........................        444,380        408,000
  800,000       Rainbow Media Group,
                  Cl. A+ ........................      9,760,863      7,000,000
                                                      ----------    -----------
                                                      47,471,212     21,774,000
                                                      ----------    -----------

                                                                      MARKET
     SHARES                                              COST          VALUE
     ------                                              ----          -----
                COMMUNICATIONS EQUIPMENT -- 1.2%
    630,000     Corning Inc.+ ...................     $5,173,335     $2,236,500
  1,000,000     Lucent Technologies Inc.+ .......      4,938,812      1,660,000
    600,000     Motorola Inc. ...................      8,282,952      8,652,000
    550,000     Nortel Networks Corp.+ ..........      3,854,290        797,500
     40,000     Scientific-Atlanta Inc. .........        370,950        658,000
                                                      ----------    -----------
                                                      22,620,339     14,004,000
                                                      ----------    -----------
                COMPUTER HARDWARE -- 0.1%
     50,000     Hewlett-Packard Co. .............      1,527,985        764,000
                                                      ----------    -----------
                COMPUTER SOFTWARE AND SERVICES -- 0.1%
    155,000     EMC Corp.+ ......................      2,430,943      1,170,250
                                                      ----------    -----------
                CONSUMER PRODUCTS -- 2.4%
    270,000     Energizer Holdings Inc.+ ........      5,396,246      7,403,400
    135,000     Gallaher Group plc, ADR .........      3,201,495      5,042,250
    200,000     Gillette Co. ....................      6,027,961      6,774,000
        500     Givaudan SA .....................        135,440        201,593
    210,000     Hartmarx Corp.+ .................      1,191,385        525,000
     35,000     National Presto
                  Industries Inc. ...............      1,138,212      1,120,000
     43,000     Syratech Corp.+ (b) .............        993,791         19,350
    350,000     Wolverine World Wide Inc. .......      4,255,483      6,107,500
                                                      ----------    -----------
                                                      22,340,013     27,193,093
                                                      ----------    -----------
                CONSUMER SERVICES -- 1.6%
    490,000     Rollins Inc. ....................      8,476,687      9,966,600
    370,000     USA Interactive Inc.+ ...........      2,549,861      8,676,500
                                                      ----------    -----------
                                                      11,026,548     18,643,100
                                                      ----------    -----------
                DIVERSIFIED INDUSTRIAL -- 4.4%
     25,000     Acuity Brands Inc. ..............        368,750        455,000
     50,000     Ampco-Pittsburgh Corp. ..........        250,017        600,000
    180,000     Cooper Industries Ltd.,
                  Cl. A .............................  8,439,055      7,074,000
    260,000     Crane Co. .........................    6,726,497      6,598,800
     80,000     GenTek Inc. .......................      653,693         17,600
     50,000     Harbor Global Co. Ltd. ............      203,321        368,750
    530,000     Honeywell International Inc. ......   18,786,864     18,671,900
     25,000     ITT Industries Inc. ...............      852,732      1,765,000
    244,000     Katy Industries Inc.+ .............    2,125,720      1,220,000
     80,000     Lamson & Sessions Co.+ ............      595,695        312,000
    220,000     TRW Inc. ..........................   11,093,996     12,535,600
    180,000     WHX Corp.+ ........................    1,070,591        135,000
                                                      ----------    -----------
                                                      51,166,931     49,753,650
                                                      ----------    -----------
                ELECTRONICS -- 1.8%
    534,563     Agere Systems Inc., Cl. B+ ........    1,813,898        801,844
    170,000     Texas Instruments Inc. ............    5,219,509      4,029,000
    130,000     Thermo Electron Corp.+ ............    2,426,233      2,145,000
    600,000     Thomas & Betts Corp.+ .............   11,898,325     11,160,000
    200,000     Tyco International Ltd. ...........    4,932,060      2,702,000
                                                      ----------    -----------
                                                      26,290,025     20,837,844
                                                      ----------    -----------

                See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
     SHARES                                              COST          VALUE
     ------                                              ----          -----
                COMMON STOCKS (CONTINUED)
                ENERGY AND UTILITIES -- 4.4%
    290,000     Conectiv ..........................   $5,438,108     $7,484,900
    215,000     Conoco Inc. .......................    5,856,081      5,977,000
  1,000,000     Halliburton Co. ...................   13,168,939     15,940,000
     85,000     Kerr-McGee Corp. ..................    4,633,842      4,551,750
    650,000     Mirant Corp.+ .....................    5,830,000      4,745,000
    110,000     NiSource Inc.+ ....................      220,000        228,800
    400,000     Northeast Utilities ...............    7,495,890      7,524,000
     95,200     Progress Energy Inc.+ .............       49,504         28,560
    159,000     Southwest Gas Corp. ...............    3,094,100      3,935,250
                                                      ----------    -----------
                                                      45,786,464     50,415,260
                                                      ----------    -----------
                ENTERTAINMENT -- 13.4%
    600,000     AOL Time Warner Inc.+ .............   11,169,010      8,826,000
    145,000     Disney (Walt) Co. .................    3,361,205      2,740,500
     14,000     Dover Motorsports Inc. ............      100,429         79,800
    214,000     GC Companies Inc.+ ................      233,260         53,500
    350,000     Gemstar-TV Guide
                International Inc.+ ...............    3,030,307      1,886,500
  3,770,000     Liberty Media Corp., Cl. A+ .......   37,120,059     37,700,000
    322,000     Metro-Goldwyn-Mayer
                  Inc.+ ...........................    5,253,142      3,767,400
  1,940,000     Viacom Inc., Cl. A+ ...............   31,216,579     86,252,400
    450,000     Vivendi Universal SA, ADR .........   25,594,338      9,675,000
     60,000     World Wrestling
                  Entertainment Inc.+ .............      768,888        876,000
                                                      ----------    -----------
                                                     117,847,217    151,857,100
                                                      ----------    -----------
                ENVIRONMENTAL SERVICES -- 1.3%
    200,000     Republic Services Inc.+ ...........    3,410,927      3,814,000
    440,000     Waste Management Inc. .............    8,759,313     11,462,000
                                                      ----------    -----------
                                                      12,170,240     15,276,000
                                                      ----------    -----------
                EQUIPMENT AND SUPPLIES -- 4.6%
    200,000     CIRCOR International Inc. .........    2,070,575      3,430,000
     53,000     Deere & Co. .......................    1,653,304      2,538,700
    250,000     Flowserve Corp.+ ..................    4,067,019      7,450,000
    100,000     Gerber Scientific Inc.+ ...........      816,389        351,000
    370,000     GrafTech International Ltd.+ ......    5,122,785      4,551,000
    725,000     Navistar International
                  Corp.+ ..........................   19,468,419     23,200,000
     20,000     SL Industries Inc.+ ...............      143,270        150,000
    150,000     Sybron Dental
                  Specialties Inc.+ ...............    2,775,591      2,775,000
    410,000     Watts Industries Inc., Cl. A ......    5,134,450      8,138,500
                                                      ----------    -----------
                                                      41,251,802     52,584,200
                                                      ----------    -----------
                FINANCIAL SERVICES -- 2.0%
    470,000     American Express Co. ..............   16,681,302     17,070,400
     35,000     Deutsche Bank AG, ADR .............    2,298,985      2,432,850
    180,000     Phoenix Companies Inc. ............    2,841,097      3,303,000
                                                      ----------    -----------
                                                      21,821,384     22,806,250
                                                      ----------    -----------

                                                                      MARKET
     SHARES                                              COST          VALUE
     ------                                              ----          -----
                FOOD AND BEVERAGE -- 5.5%
    270,000     Corn Products
                International Inc. ................   $6,989,826    $ 8,402,400
    220,000     Diageo plc, ADR ...................    8,430,987     11,363,000
    450,000     Flowers Foods Inc.+ ...............    6,208,980     11,632,500
    180,000     Heinz (H.J.) Co. ..................    7,310,136      7,398,000
    130,000     Kerry Group plc, Cl. A ............    1,478,133      1,941,984
  1,450,000     PepsiAmericas Inc. ................   18,470,476     21,663,000
                                                      ----------    -----------
                                                      48,888,538     62,400,884
                                                      ----------    -----------
                HEALTH CARE -- 0.4%
     30,000     Apogent Technologies Inc.+ ........      607,404        617,100
    250,000     IVAX Corp.+ .......................    2,922,951      2,700,000
     60,000     Sola International Inc.+ ..........      684,121        690,000
      5,000     Viasys Healthcare Inc. ............       65,643         87,250
                                                      ----------    -----------
                                                       4,280,119      4,094,350
                                                      ----------    -----------
                HOTELS AND GAMING -- 3.8%
    490,000     Aztar Corp.+ ......................    3,934,440     10,192,000
     50,000     Dover Downs Gaming &
                  Entertainment Inc. ..............      610,182        640,000
    300,000     Gaylord Entertainment Co.+ ........    8,567,401      6,615,000
  4,000,000     Hilton Group plc ..................   14,966,081     13,917,042
    870,000     Hilton Hotels Corp. ...............    7,763,277     12,093,000
                                                      ----------    -----------
                                                      35,841,381     43,457,042
                                                      ----------    -----------
                METALS AND MINING -- 1.8%
    340,000     Barrick Gold Corp. ................    3,224,944      6,456,600
    400,000     Echo Bay Mines Ltd.+ ..............      786,135        460,000
    395,000     Newmont Mining Corp. ..............
                  Holding Co. .....................    6,840,727     10,400,350
    215,000     Placer Dome Inc. ..................    2,020,400      2,410,150
    365,000     Royal Oak Mines Inc.+ .............      533,235          2,920
    300,000     TVX Gold Inc.+ ....................      525,781        420,000
                                                      ----------    -----------
                                                      13,931,222     20,150,020
                                                      ----------    -----------
                PAPER AND FOREST PRODUCTS -- 0.8%
     55,000     MeadWestvaco Corp. ................    1,527,257      1,845,800
    305,000     Pactiv Corp.+ .....................    3,021,909      7,259,000
                                                      ----------    -----------
                                                       4,549,166      9,104,800
                                                      ----------    -----------
                PUBLISHING -- 11.3%
    228,000     Belo Corp., Cl. A .................    3,958,490      5,155,080
  1,475,000     Media General Inc., Cl. A .........   29,097,570     88,500,000
     90,000     Meredith Corp. ....................    1,800,032      3,451,500
    230,000     Penton Media Inc.+ ................    2,251,650        494,500
    220,000     PRIMEDIA Inc.+ ....................      805,343        268,400
    300,000     Reader's Digest Association
                  Inc., Cl. B .....................    7,226,589      6,900,000
    160,000     Scripps (E.W.) Co.,
                  Cl. A ...........................   10,555,568     12,320,000
    260,000     Tribune Co. .......................   10,260,871     11,310,000
                                                      ----------    -----------
                                                      65,956,113    128,399,480
                                                      ----------    -----------

                See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
     SHARES                                              COST          VALUE
     ------                                              ----          -----
                COMMON STOCKS (CONTINUED)
                REAL ESTATE -- 1.3%
    609,700     Catellus Development Corp.+ ......    $8,233,692    $12,450,074
    130,000     Griffin Land &
                 Nurseries Inc.+ .................     1,463,689     1,797,250
                                                  -------------- --------------
                                                       9,697,381    14,247,324
                                                  -------------- --------------
                RETAIL -- 2.2%
     50,000     Albertson's Inc. .................     1,473,470      1,523,000
    670,000     AutoNation Inc.+ .................     4,625,561      9,715,000
      5,000     Blockbuster Inc., Cl. A ..........        40,562        134,500
     25,000     Burlington Coat Factory
                  Warehouse Corp. ................       374,512        531,250
    130,000     Ingles Markets Inc., Cl. A .......     1,562,910      1,648,400
    129,000     Lillian Vernon Corp. .............     1,855,253        919,125
    250,000     Neiman Marcus Group Inc.,
                  Cl. B+ .........................     6,582,294      8,070,000
    100,000     Safeway Inc.+ ....................     3,298,049      2,919,000
                                                  -------------- --------------
                                                      19,812,611     25,460,275
                                                  -------------- --------------
                SATELLITE -- 0.4%
    400,000     General Motors Corp.,
                  Cl. H+ .........................    10,251,867      4,160,000
    350,000     Loral Space &
                  Communications Ltd.+ ...........     1,378,023        346,500
                                                  -------------- --------------
                                                      11,629,890      4,506,500
                                                  -------------- --------------
                SPECIALTY CHEMICALS -- 1.5%
    200,000     Ferro Corp.                            4,195,593      6,030,000
    980,000     Hercules Inc.+ ...................    15,552,519     11,368,000
                                                  -------------- --------------
                                                      19,748,112     17,398,000
                                                  -------------- --------------
                TELECOMMUNICATIONS -- 6.7%
  2,995,000     AT&T Corp. .......................    50,780,549     32,046,500
    710,000     Broadwing Inc.+ ..................     5,811,068      1,846,000
    110,000     CenturyTel Inc. ..................     3,553,182      3,245,000
    260,000     Citizens Communications
                  Co.+ ...........................     3,127,068      2,173,600
    190,562     Commonwealth Telephone
                  Enterprises Inc.+ ..............     3,904,770      7,668,215
     30,000     France Telecom SA, ADR ...........       834,130        281,400
    500,000     Qwest Communications
                  International Inc.+ ............     2,143,354      1,400,000
    200,000     Rogers Communications Inc.,
                  Cl. B, ADR+ ....................     3,324,238      1,828,000
  1,550,000     Sprint Corp. - FON Group .........    27,933,193     16,445,500
    230,000     Verizon Communications
                  Inc. ...........................     9,204,877      9,234,500
    100,000     WorldCom Inc. - MCI Group ........       378,046         90,000
                                                  -------------- --------------
                                                     110,994,475     76,258,715
                                                  -------------- --------------
                TRANSPORTATION -- 0.0%
     75,000     Grupo TMM SA de CV,
                  Cl. A, ADR+ ....................       784,517        517,500
                                                  -------------- --------------
                                                                      MARKET
     SHARES                                              COST          VALUE
     ------                                              ----          -----
                WIRELESS COMMUNICATIONS -- 5.9%
  2,020,001     AT&T Wireless
                  Services Inc.+ .................   $22,350,893    $11,817,006
    840,000     Nextel Communications
                  Inc., Cl. A+ ...................    13,484,253      2,696,400
    410,000     Rogers Wireless
                  Communications Inc.,
                  Cl. B+ .........................     6,269,901      3,161,100
    500,000     Sprint Corp. - PCS Group+ ........     7,790,512      2,235,000
  1,400,000     Telecom Italia Mobile SpA ........     8,599,150      5,738,101
    675,000     Telephone & Data
                  Systems Inc. ...................    31,111,261     40,871,250
                                                  -------------- --------------
                                                      89,605,970     66,518,857
                                                  -------------- --------------
                TOTAL COMMON
                  STOCKS .........................   970,303,958  1,044,442,144
                                                  -------------- --------------
                PREFERRED STOCKS -- 0.8%
                PUBLISHING -- 0.8%
    460,000     News Corp. Ltd., Pfd., ADR .......    13,840,021      9,085,000
                                                  -------------- --------------
  PRINCIPAL
   AMOUNT
  --------
                REPURCHASE AGREEMENT -- 3.3%
$37,949,000     State Street Bank & Trust Co.,
                1.870%, dated 06/28/02,
                due 07/01/02, proceeds at
                maturity, $9,699,511 (a) .........    37,949,000     37,949,000
                                                  -------------- --------------
                U.S. GOVERNMENT OBLIGATIONS -- 4.4%
 50,000,000     U.S. Treasury Bill,
                  1.770%++, 07/11/02 .............    49,975,416     49,975,416
                                                  -------------- --------------
                TOTAL INVESTMENTS --
                  100.3% .........................$1,072,068,395  1,141,451,560
                                                  ==============
                OTHER ASSETS AND
                  LIABILITIES (NET) -- (0.3)% ..................     (3,520,130)
                                                                 --------------
                NET ASSETS -- 100.0% ............................$1,137,931,430
                                                                 ==============
                SECURITIES SOLD SHORT
     SHARES     COMMON STOCKS                        PROCEEDS      MARKET VALUE
     ------     -------------                        --------      ------------
    440,000     Viacom Inc., Cl. B+ ..............$   21,673,363 $   19,522,800
                                                  ============== ==============
----------------
                For Federal tax purposes:
                Aggregate cost ................................. $1,072,068,395
                                                                 ==============
                Gross unrealized appreciation .................. $  246,156,618
                Gross unrealized depreciation ..................   (176,773,453)
                                                                 --------------
                Net unrealized appreciation/(depreciation) ..... $   69,383,165
                                                                 ==============
----------------
  (a) Collateralized by U.S. Treasury Note, 5.500%, due 02/28/03, market value $39,591,626.
  (b) Securities fair valued under procedures established by the Board of Directors.
  +     Non-income producing security.
  ++    Represents annualized yield at date of purchase.
  ADR - American Depository Receipt.

                See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (cost $1,072,068,395) ..............     $1,141,451,560
  Receivable for investments sold ..........................         21,673,363
  Dividends and interest receivable ........................          1,065,958
  Receivable for Fund shares sold ..........................            776,418
  Cash .....................................................                324
  Other assets .............................................             27,566
                                                                 --------------
  Total Assets .............................................      1,164,995,189
                                                                 --------------
LIABILITIES:
  Securities sold short (proceeds $21,673,363) .............         19,522,800
  Payable for Fund shares redeemed .........................          2,937,287
  Payable for investments purchased ........................          2,918,130
  Payable for investment advisory fees .....................          1,004,015
  Payable for distribution fees ............................            134,674
  Other accrued expenses ...................................            546,853
                                                                 --------------
    TOTAL LIABILITIES ......................................         27,063,759
                                                                 --------------
    NET ASSETS applicable to 78,896,200
     shares outstanding ....................................     $1,137,931,430
                                                                 ==============
 NET ASSETS CONSIST OF:
  Capital stock, at par value ..............................     $       78,896
  Additional paid-in capital ...............................      1,034,765,931
  Accumulated net investment loss ..........................         (1,961,439)
  Accumulated net realized gain/(loss) on
    investments, futures contracts and foreign
    currency transactions ..................................         33,486,747
  Net unrealized appreciation/(depreciation) on
    foreign currency transactions ..........................             27,566
  Net unrealized appreciation/(depreciation) on
    securities sold short ..................................          2,150,564
  Net unrealized appreciation/(depreciation) on
    investments ............................................         69,383,165
                                                                 --------------
  NET ASSETS ...............................................     $1,137,931,430
                                                                 ==============
SHARES OF CAPITAL STOCK:
   CLASS A:
  Shares of capital stock outstanding:
    ($0.001 par value) .....................................         77,695,589
                                                                 ==============
  Net Asset Value and redemption price per share ...........             $14.43
                                                                         ======
  Maximum sales charge .....................................              5.50%
                                                                          =====
  Maximum offering price per share (NAV / 0.945,
    based on maximum sales charge of 5.50%
    of the offering price at June 30, 2002) ................             $15.27
                                                                         ======
   CLASS B:
  Shares of capital stock outstanding:
    ($0.001 par value) .....................................            678,829
                                                                        =======
  Net Asset Value and offering price per share .............          $14.20(a)
                                                                      =========
   CLASS C:
  Shares of capital stock outstanding
    ($0.001 par value) .....................................            521,782
                                                                        =======
  Net Asset Value and offering price per share .............          $14.21(a)
                                                                      =========
-------
(a) Redemption price varies based on the length of time held

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $180,982) .............     $    5,786,889
  Interest .................................................          1,150,172
  Other Income .............................................             35,686
                                                                 --------------
  TOTAL INVESTMENT INCOME ..................................          6,972,747
                                                                 --------------
EXPENSES:
  Investment advisory fees .................................          6,355,167
  Distribution fees ........................................          1,644,723
  Shareholder services fees ................................            579,597
  Shareholder communications expenses ......................            158,685
  Custodian fees ...........................................             61,048
  Directors' fees ..........................................             34,712
  Registration fees ........................................             33,720
  Legal and audit fees .....................................             25,880
  Miscellaneous expenses ...................................             42,195
                                                                 --------------
  TOTAL EXPENSES ...........................................          8,935,727
                                                                 --------------
  LESS CUSTODIAN FEE CREDIT ................................             (1,541)
                                                                 --------------
  NET EXPENSES .............................................          8,934,186
                                                                 --------------
  NET INVESTMENT LOSS ......................................         (1,961,439)
                                                                 --------------
  NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS, FOREIGN CURRENCY
  TRANSACTIONS, CALL OPTIONS, SECURITIES
  SOLD SHORT AND FUTURES TRANSACTIONS:
  Net realized gain/(loss) on investments,
    foreign currency, call options, securities
    sold short and futures transactions ....................         37,162,008
  Net change in unrealized appreciation/
    (depreciation) on investments,  foreign
    currency, call options, securities sold short
    and futures transactions ...............................       (194,622,522)
                                                                 --------------
  NET REALIZED AND UNREALIZED GAIN/(LOSS)
    ON INVESTMENTS, FOREIGN CURRENCY,
    CALL OPTIONS, SECURITIES SOLD SHORT AND
    FUTURES TRANSACTIONS ...................................       (157,460,514)
                                                                 --------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ........................................     $ (159,421,953)
                                                                 ==============
                See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                 SIX MONTHS ENDED
                                                                                                   JUNE 30, 2002     YEAR ENDED
                                                                                                    (UNAUDITED)   DECEMBER 31, 2001
                                                                                                  --------------  -----------------
OPERATIONS:
  Net investment loss ..........................................................................  $   (1,961,439)  $   (3,756,245)
  Net realized gain/(loss) on investments, foreign currency, call options, securities sold short
    and futures transactions ...................................................................      37,162,008       45,208,730
  Net change in unrealized appreciation/(depreciation) of investments, foreign currency,
    call options, securities sold short and futures transactions ...............................    (194,622,522)      18,913,967
                                                                                                  --------------   --------------
  NET INCREASE/(DECREASE)IN NET ASSETS RESULTING FROM OPERATIONS ...............................    (159,421,953)      60,366,452
                                                                                                  --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments
    Class A ....................................................................................              --      (43,263,768)
    Class B ....................................................................................              --         (183,177)
    Class C ....................................................................................              --         (142,067)
                                                                                                  --------------   --------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..........................................................              --      (43,589,012)
                                                                                                  --------------   --------------
CAPITAL SHARE TRANSACTIONS:
    Class A ....................................................................................       9,977,202       92,848,807
    Class B ....................................................................................       5,457,416        4,967,240
    Class C ....................................................................................       4,268,419        3,724,893
                                                                                                  --------------   --------------
  Net increase/(decrease) in net assets from capital share transactions ........................      19,703,037      101,540,940
                                                                                                  --------------   --------------
  NET INCREASE/(DECREASE) IN NET ASSETS ........................................................    (139,718,916)     118,318,380
                                                                                                  --------------   --------------
NET ASSETS:
  Beginning of period ..........................................................................   1,277,650,346    1,159,331,966
                                                                                                  --------------   --------------
  End of period ................................................................................  $1,137,931,430   $1,277,650,346
                                                                                                  ==============   ==============

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Value Fund Inc. (the "Fund") was organized on July 20, 1989 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on September 29, 1989.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no

                See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of call options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid. At June 30, 2002, there were no open call options.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are solely borne by the class incurring the expense.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $1,570,158 for Class A Shares, or 0.25% of average daily net assets, the annual limitation under the Plan. Class B and Class C Shares incurred distribution and service costs of $40,840 and $33,725, respectively, or 1.00% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2002, other than short-term securities, aggregated $201,168,001 and $132,007,803, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2002, the Fund paid brokerage commissions of $561,624 to Gabelli & Company, Inc. and its affiliates. During the six months ended June 30, 2002, Gabelli & Company, Inc. informed the Fund that it received $200,764 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
7. CAPITAL STOCK TRANSACTIONS. The Fund offers three classes of shares -- Class A Shares, Class B Shares, and Class C Shares. Class A Shares are subject to a maximum front-end sales charge of 5.50%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase. Transactions in shares of capital stock were as follows:

                                                           SIX MONTHS ENDED                                 YEAR ENDED
                                                            JUNE 30, 2002                               DECEMBER 31, 2001
                                                   ---------------------------------             ---------------------------------
                                                     SHARES                AMOUNT                  SHARES                AMOUNT
                                                   ----------           ------------             ----------           ------------
                                                              CLASS A                                       CLASS A
                                                   ---------------------------------             ---------------------------------
Shares sold ...................................     7,279,358           $118,640,629             14,566,086           $245,226,209
Shares issued upon reinvestment of dividends              (90)                  (378)             2,408,194             39,740,072
Shares redeemed ...............................    (6,768,187)          (108,663,049)            (1,581,812)          (192,117,474)
                                                   ----------           ------------             ----------           ------------
Net increase/(decrease) .......................       511,081           $  9,977,202             15,392,468           $ 92,848,807
                                                   ==========           ============             ==========           ============

                                                              CLASS B                                       CLASS B
                                                   ---------------------------------             ---------------------------------
Shares sold ........................ ..........       359,077           $  5,774,694                298,235           $  4,978,997
Shares issued upon reinvestment of dividends ..           (14)                  (234)                 9,404                153,292
Shares redeemed ...............................       (19,502)              (317,044)               (10,738)              (165,049)
                                                   ----------           ------------             ----------           ------------
Net increase/(decrease) .......................       339,561           $  5,457,416                296,901           $  4,967,240
                                                   ==========           ============             ==========           ============

                                                              CLASS C                                       CLASS C
                                                   ---------------------------------             ---------------------------------
Shares sold ........................ ..........       297,400           $  4,768,314                235,578           $  3,960,931
Shares issued upon reinvestment of dividends ..          --                     --                    6,980                113,921
Shares redeemed ...............................       (32,355)              (499,895)               (21,049)              (349,959)
                                                   ----------           ------------             ----------           ------------
Net increase/(decrease) .......................       265,045           $  4,268,419                221,509           $  3,724,893
                                                   ==========           ============             ==========           ============

8. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS. The 1940 Act defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended June 30, 2002, is set forth below:


                                                                                                                            PERCENT
                                                     NET                                                                     OWNED
                                    BEGINNING      SHARES       ENDING         REALIZED       DIVIDEND       VALUE AT     OF SHARES
                                     SHARES         SOLD        SHARES          GAIN           INCOME      JUNE 30, 2002 OUTSTANDING
                                     -------      -------      ---------      ----------      --------     ------------- -----------
Media General Inc., CI. A            595,000      120,000      1,475,000      $4,941,124      $550,980      $88,500,000      6.53%
                                                                              ==========      ========      ===========

--------------------------------------------------------------------------------

THE GABELLI VALUE FUND INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                                            INCOME
                                 FROM INVESTMENT OPERATIONS                                        DISTRIBUTIONS
                    ----------------------------------------------------           ---------------------------------------------
                                                       Net
                    Net Asset                    Realized and        Total                            Net
    Period           Value,           Net         Unrealized         from             Net           Realized
    Ended           Beginning     Investment    Gain (Loss) on    Investment       Investment        Gain on            Total
 December 31        of Period    Income (Loss)   Investments      Operations         Income        Investments        Distributions
-------------      ----------    -------------  ------------      ----------       ----------      ------------       -------------
CLASS A
   2002(a)(f)        $16.43         $(0.02)         $(1.98)         $(2.00)           --               --                --
   2001(a)            16.13          (0.05)           0.93            0.88            --             $(0.58)           $(0.58)
   2000(a)            19.45          (0.03)          (1.54)          (1.57)           --              (1.75)            (1.75)
   1999               16.08          (0.06)           5.15            5.09            --              (1.72)            (1.72)
   1998               14.30          (0.05)           3.32            3.27            --              (1.49)            (1.49)
   1997               11.52          (0.05)           5.55            5.50            --              (2.72)            (2.72)
CLASS B
   2002(a)(f)        $16.13         $(0.08)         $(1.95)         $(2.03)           --              --                --
   2001(a)            16.07          (0.18)           0.92            0.74            --             $(0.58)           $(0.58)
   2000(a)(b)         18.20          (0.14)          (0.24)          (0.38)           --              (1.75)            (1.75)
CLASS C
   2002(a)(f)        $16.24         $(0.08)         $(1.95)         $(2.03)           --              --                --
   2001(a)            16.07          (0.18)           0.93            0.75            --             $(0.58)           $(0.58)
   2000(a)(b)         18.20          (0.14)          (0.24)          (0.38)           --              (1.75)            (1.75)

                                                       RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                   ------------------------------------------------------
                                                                      Net           Net
                          Net Asset                Net Assets      Investment     Operating
  Period                   Value,                    End of     Income(Loss) to  Expenses to   Portfolio
  Ended                    End of        Total      Period          Average      Average Net     Turnover
December 31                Period       Return+    (in 000's)       Assets         Assets         Rate
------------               ------       -------    ----------       ---------      -----        ---------
CLASS A
   2002(a)(f)             $14.43       (12.2)%     $1,120,883       (0.30)%        1.40%(d)        11%
   2001(a)                 16.43         5.4        1,267,975       (0.30)         1.40(c)         29
   2000(a)                 16.13        (7.9)       1,158,085       (0.14)         1.37(c)         66
   1999                    19.45        31.9        1,205,320       (0.40)         1.38            59
   1998                    16.08        23.2          798,812       (0.41)         1.40            46
   1997                    14.30        48.2          596,547       (0.45)         1.42            44
CLASS B
   2002(a)(f)             $14.20       (12.5)%         $9,637       (1.02)%        2.15%(d)        11%
   2001(a)                 16.23         4.6            5,505       (1.10)         2.19(c)         29
   2000(a)(b)              16.07        (1.9)             681       (0.89)(e)      2.12(c)(e)      66
CLASS C
   2002(a)(f)             $14.21       (12.5)%         $7,412       (1.01)%        2.15%(d)        11%
   2001(a)                 16.24         4.6            4,170       (1.08)         2.19(c)         29
   2000(a)(b)              16.07        (1.9)             566       (0.89)(e)      2.12(c)(e)      66
--------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges. Total return for the period of less than one year is not annualized.
(a) Per share amounts have been calculated using the average daily shares outstanding method.
(b) From the commencement of offering on March 1, 2000.
(c) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.36% (Class A), 2.11% (Class B), and 2.11% (Class C) for 2000 and 1.39% (Class A), 2.18% (Class B), and 2.18% (Class C) for 2001.
(d) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.40% (Class A), 2.15% (Class B), and 2.15% (Class C) for the six months ended June 30, 2002.
(e) Annualized.
(f) For the period ending June 30, 2002; unaudited.

                See accompanying notes to financial statements.

[PHOTO OMITTED]
[Photo of Mario J. Gabelli, CFA Omitted]


                  THE GABELLI VALUE FUND INC.
                     One Corporate Center
                   Rye, New York 10580-1422
                         1-800-GABELLI
                       [1-800-422-3554]
                      FAX: 1-914-921-5118
                    HTTP://WWW.GABELLI.COM
                   E-MAIL: INFO@GABELLI.COM
       (Net Asset Value may be obtained daily by calling
                1-800-GABELLI after 6:00 P.M.)

                      BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Anthony R. Pustorino
ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.       PROFESSOR EMERITUS
                                PACE UNIVERSITY

Robert J. Morrissey             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 VICE PRESIDENT/MEDICAL AFFAIRS
MORRISSEY, HAWKINS & LYNCH      LAWRENCE HOSPITAL CENTER

                          OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
PRESIDENT AND CHIEF             CHIEF OPERATING OFFICER
INVESTMENT OFFICER              VICE PRESIDENT AND
                                TREASURER

James E. McKee
SECRETARY

                          CUSTODIAN
             Boston Safe Deposit and Trust Company
          TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
              State Street Bank and Trust Company

                        LEGAL COUNSEL
                   Willkie Farr & Gallagher

                        UNDERWRITER
                  Gabelli & Company, Inc.

THE
GABELLI
VALUE
FUND
INC.

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB409Q202SR

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2002